UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 27, 2020

COLUMBIA BANKING SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction

of incorporation)

000-20288	91-1422237
(Commission File Number)	(IRS Employer Identification No.)

1301 A Street

Tacoma, WA 98402

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (253) 305-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2020, Columbia Banking System, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). There were 71,575,503 shares outstanding and entitled to vote at the 2020 Annual Meeting; of those shares 66,540,919 were present in person or by proxy. The following matters were voted upon at the 2020 Annual Meeting:

1.	The election of eleven directors to serve on the Company’s Board of Directors until the 2021 Annual Meeting or until their successors have been elected and have qualified;

2.	An advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers; and

3.	An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director’s Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Craig D. Eerkes	62,180,400	183,786	19,829	4,156,904
Ford Elsaesser	62,303,861	56,638	23,516	4,156,904
Mark A. Finkelstein	62,293,066	69,842	21,107	4,156,904
Eric S. Forrest	62,299,792	65,098	19,125	4,156,904
Thomas M. Hulbert	61,531,116	828,898	24,001	4,156,904
Michelle M. Lantow	62,300,714	51,726	31,575	4,156,904
Randal L. Lund	62,291,998	53,607	38,410	4,156,904
S. Mae Fujita Numata	62,322,450	46,809	14,756	4,156,904
Elizabeth W. Seaton	62,319,638	46,913	17,464	4,156,904
Clint E. Stein	62,299,616	61,204	23,195	4,156,904
Janine T. Terrano	62,327,408	36,951	19,656	4,156,904

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,772,543	977,760	633,712	4,156,904

3. Advisory (non-binding) Ratification of Appointment of Independent Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,541,355	925,198	74,366	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2020	COLUMBIA BANKING SYSTEM, INC.

	By:	/s/ David C. Lawson
David C. Lawson
Executive Vice President, Chief Human Resources Officer